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                                                                Exhibit 10.24


                                                               Lease Number 5040
                                                              Page 1 of 17 pages


                    DOMINION VENTURES MASTER LEASE AGREEMENT


LESSOR/AGENT:                           LESSEE:
Dominion Ventures, Inc.                            Ribogene, Inc.
44 Montgomery Street, Suite 4200                   3603-D Haven Avenue
San Francisco, CA 94104                            Menlo Park, CA 94025

Master Lease Line:          Initial Term:          Rent Factor:
------------------          -------------          ------------

$500,000.00                 48 Months              2.631%
--------------------------------------------------------------------------------
Advance Rental                          Security Deposit
--------------                          ----------------
(Rent Factor x Master Lease)            (Rent Factor x Master Lease)
$13,155.00                              $0.00
--------------------------------------------------------------------------------
Effective Date:                         Funding Expiration Date:
---------------                         ------------------------

August 9, 1991                          August 9, 1992
--------------------------------------------------------------------------------

The Master Lease Line, specified above, shall remain open until fully funded or until the Funding Expiration Date noted above whichever occurs first. The Term "Equipment" means the items of personal property that are listed on the Equipment Schedule Agreements (the "Schedules") attached or from time to time added to this Lease, together with all replacement parts, additions and accessories incorporated thereto. Schedules, each of which shall have a total cost of not less than ten thousand dollars ($10,000.00), may be added to this Lease not more frequently than once per month and in any event only with the prior approval of Lessor. Equipment is to be limited to the types of equipment described in Exhibit A attached hereto, the original use of which commences with Lessee not more than sixty (60) days prior to the date of this Lease. No item of Equipment shall have a unit cost of less than one thousand dollars ($1,000.00) or be subject to an invoice of less than five thousand dollars ($5,000.00). Lessee acknowledges that Lessor must specifically segregate funds for this Master Lease Line. Advance Rental paid under this Lease is nonrefundable for any reason; but, for each item of Equipment shall be credited to the last complete calendar month's rent for such item, subject to the conditions of Paragraph 6.

      See attached Schedules for detailed Equipment descriptions and effective dates.

      This Lease and the Schedules attached hereto are subject to the terms and conditions set forth above and on subsequent pages which are made part hereof.


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      1.    TRUE LEASE. Lessor leases to Lessee, and Lessee hires and takes from
Lessor, the Equipment. It is the intent of both Lessor and Lessee that this agreement be a true lease and not a lease intended as security or a conditional sales agreement. Lessor and Lessee also agree to treat this Lease as a true lease for income tax purposes.

      2. EQUIPMENT AND LIABILITY. Lessee shall select the type and quantity of each item of Equipment designated in the appropriate Schedule. Lessee shall defer to Lessor's ability to obtain discount pricing from suppliers of equipment, and any discounts and rebates resulting from the purchase of Equipment shall be remitted to Lessor. Lessee shall order each item from the respective supplier and, in reliance thereon and subject to its prior approval, Lessor shall be deemed to have ordered and acquired such Equipment from such supplier. At Lessor's request, Lessee shall formally assign the purchase order for such Equipment to Lessor. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER, RETAILER OR DISTRIBUTOR OF THE EQUIPMENT, THAT SAID ENTITIES ARE NOT AGENTS OF LESSOR, THAT LESSEE RENTS THE EQUIPMENT "AS IS", AND THAT LESSOR HAS ACCEPTED NO RESPONSIBILITY FOR THE TRANSPORTATION, INSTALLATION OR REQUIRED LICENSING NECESSARY FOR THE TRANSFER, INSTALLATION OR USE OF THE EQUIPMENT. Lessor shall not be liable for specific performance of this Lease nor for damages if for any reason a supplier declines, delays or fails to fill any order. Lessee agrees to accept the Equipment and authorizes Lessor to add the serial number of the Equipment to this Lease. Lessor shall not be liable to Lessee for any loss, damage or expense of any kind or nature caused directly or indirectly by the Equipment, its use or maintenance; nor for any delay or failure to provide any of the Equipment; nor for any interruption of service or loss of use of the Equipment; nor for any loss of business or damages whatsoever and howsoever caused except as any of the foregoing may arise from Lessor's material breach of this contract or the gross negligence or willful misconduct of Lessor.

      3. WARRANTIES. LESSEE HAS NOT RELIED UPON AND ACKNOWLEDGES THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING WITHOUT LIMITATION ITS CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. NO DEFECT OR UNFITNESS OF THE EQUIPMENT NOR OTHER CLAIM REGARDING CONDITION OR USE OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE, except as any of the foregoing may arise from Lessor's material breach of this contract or the gross negligence or willful misconduct of Lessor. Lessor authorizes Lessee to enforce in its own name all warranties, agreements or representations, if any, which may be made by any supplier to Lessee or Lessor. If any of the manufacturer's or seller's warranty is assignable, then Lessor shall take all reasonable actions necessary to ensure that the


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Equipment is entitled to the benefit of such warranty.

      4. TERM. All obligations under this Lease, except regular rental payments, shall commence immediately upon the Effective Date specified on the first page of this Agreement (the "Effective Date") and shall continue until full performance of every provision of this Lease, and each Schedule and Addendum (the "Lease Term"). All obligations under each Schedule shall commence upon Lessee's execution of Lessor's Certificate of Inspection and Acceptance (the "Acceptance Certificate") for the Equipment specified on such Schedule and shall terminate at the end of the Initial Term (The "Noncancellable Term"). The "Initial Term", as set forth on page 1 of this Lease, shall begin on the first day of the calendar quarter following the date of the Acceptance Certificate. This Lease is irrevocable for its full term and until Lessee has performed all of its obligations hereunder.

      5. RENTAL PAYMENTS. Lessee shall pay to Lessor, as rental for Equipment during each month of the Noncancellable Term of any Schedule, an amount equal to the Rent Factor set forth on page one of this Lease multiplied by the total
Cost (as defined below in paragraph 7) of the Equipment to Lessor, which amount shall be due and payable in on the first day of each calendar month during the Noncancellable Term. If the date of the Acceptance Certificate of any Schedule shall be other than the first day of the calendar quarter, Lessee shall make rental payments ("Interim Rent") equal to one-thirtieth of the monthly rental set forth on the Schedule for each day from and including the date of the Acceptance Certificate for such Schedule, through and including the last day of the calendar quarter prior to the beginning of the Initial Term. Such Interim Rent shall be due and payable in advance on the first day of the calendar month following the month for which such payment is assessed. In addition to any other remedies that Lessor may have under this Lease, if Lessee fails to pay any rent or other amount herein provided within five (5) business days after the same is due, Lessee shall pay to Lessor a late charge of three percent (3%) of such amount plus interest from the due date until the date of payment, calculated at the rate of one and five tenths percent (1.5%) per month, or at the highest rate permitted by applicable law, whichever is less, to compensate Lessor for additional bookkeeping and collection expense. All rents, late charges and other amounts for which Lessee is liable shall be paid to Lessor at its address as set forth above or as otherwise directed by Lessor. Lessor's right to receive rental payments, as well as all other rights of Lessor to payment hereunder, shall not be subject to any defense, set off, count reclaim or recoupment which may arise out of any liability Lessor may owe Lessee other than a liability arising out of a breach of this Lease by Lessor.


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      6.    ADVANCE RENTAL. Upon execution of this Lease, Lessee shall pay to
Lessor an Advance Rental in an amount equal to the Rent Factor multiplied by the Master Lease Line (plus applicable taxes). A pro-rata portion of the Advance Rental shall be credited to the last complete calendar month's rent for each item of Equipment, based upon the aggregate price thereof. Lessee grants Lessor a security interest in the Advance Rental to secure all of Lessee's obligations hereunder. If the Master Lease Line has not been fully expended by the Funding Expiration Date, Lessor shall retain the uncredited balance of the Advance Rental as compensation for expenses unless such failure to expend the Master Lease Line shall arise out of a breach of this Lease by Lessor. Lessor shall have the right, but not the obligation, to apply the Advance Rental to cure any current and ongoing default of Lessee, in which event Lessee shall promptly restore the Advance Rental account to its proper balance.

      7. ADJUSTMENTS FOR ACTUAL COST. As used herein, "Cost" means the cost to Lessor of purchasing the Equipment including any sales taxes and other charges paid by Lessor and net of any discounts and rebates remitted to Lessor. The Advance Rental is based upon the Master Lease Line, which is an estimate. If at any time the actual aggregate Cost of all Equipment exceeds the Master Lease Line, the Advance Rental shall be increased proportionately. Lessee shall pay any additional sums for Advance Rental due under this Lease within ten (10) business days after receiving notice from Lessor. If any Schedule of Equipment causes the actual aggregate Cost of all Equipment to exceed the Master Lease Line by more than ten percent (10%), Lessor may terminate said Schedule within fifteen (15) days after receiving invoices for such excess cost and upon request shall promptly be reimbursed by Lessee for such excess cost. If the actual aggregate Cost of all Equipment, together with any additional equipment proposed to be added to the Lease, would exceed the Master Lease Line by more than ten percent (10%), Lessor may refuse to add such equipment to this Lease, and shall so notify Lessee.

      8. TITLE. All Equipment shall remain personal property, and the title thereto shall remain exclusively in Lessor, notwithstanding the manner in which it may be attached to realty. Lessee agrees upon the request of Lessor at any time during the Lease Term, to affix or permit Lessor to affix, in a permanent place on the Equipment, labels supplied by Lessor identifying the Equipment as property of Lessor, and shall not alter or remove any such label from any item of Equipment. Lessee shall keep the Equipment free from any and all liens and encumbrances except those created by Lessor. Lessee shall give Lessor immediate notice of any judicial process or encumbrance affecting the Equipment and shall indemnify and save Lessor harmless from any loss or damage caused thereby, including court costs, attorney fees and expenses.


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      9.    FILING. Lessee shall execute or cause to be executed, at Lessee's sole expense, such supplemental instruments, financing statements and landlords waivers as Lessor deems necessary or advisable and shall cooperate to defend the title of Lessor by filing or otherwise. Lessee authorizes Lessor to record in any state, this Lease and any financing statements, security agreements and landlord's waivers with respect to the Equipment or any collateral provided by Lessee to Lessor. Lessee agrees to give Lessor thirty (30) days written notice of any change in Lessee's name or place of business. Lessee agrees to give written notice to Lessor as soon as Lessee has knowledge of any change of ownership of the real property upon which or within which the Equipment is located.

      10. TAXES. Lessee shall pay in a timely fashion, and shall indemnify and hold Lessor harmless against all federal, state and local taxes, assessments, license and registration fees, and other governmental charges of any kind, including those levied on motor vehicles or trailers, and any interest or penalties thereon, which may be levied, directly or indirectly, against the Equipment or with respect to its ordering, purchasing, delivery, ownership, possession, use, leasing documentation, and return or other disposition thereof, regardless of whether such taxes and fees are levied against Lessor or Lessee. Such taxes and fees to be paid by Lessee shall include, without limitation, property, sales, rent, franchise, gross receipts, lease, and use taxes, and any other tax measured by gross rental payments, but shall not include; (i) any federal, state or local taxes or fees, or other governmental charges of any kind, based upon the net income of Lessor; or (ii) any amounts as may be subject to a good faith contest or as to which a bona fide dispute may arise, provided that Lessee agrees to cooperate in contesting such assessment and to indemnify Lessor against any liability (including tax liability), expenses or loss which Lessor may incur as a result, of such contest. Lessor shall have the right, but not the obligation, to pay any such taxes or fees regardless of whether levied against Lessor or Lessee. Any and all sales taxes levied against Lessor's purchase of Equipment shall be added to the total Cost of such Equipment as specified on the Schedule under which such equipment is added to this Lease. With the exception of taxes and fees which are added to the total Cost of Equipment hereunder, Lessee shall reimburse Lessor within ten (10) days after receipt of invoice from Lessor specifying the amount of, and reason for, any payment by Lessor of amounts for which Lessee is liable under this Paragraph 10. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to such taxes and/or fees, and all such reports and returns shall show Lessor as the owner of the Equipment.


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      11.   ASSIGNMENTS AND SUBLEASES. Lessee shall not assign this Lease or
Lessee's rights hereunder, or sublease any Equipment, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any purchase of all or substantially all of Lessee's assets, any merger or consolidation into or with Lessee regardless of whether Lessee is the surviving entity or any entity acquiring more than fifty percent (50%) of Lessee shall be deemed an assignment by Lessor. Lessor shall have the right, in its sole discretion, to assign this Lease or any part hereof. In particular, Lessee acknowledges that it is Lessor's intention to assign this Lease to one or more limited partnerships with which Lessor is affiliated, that upon any such assignment the sole liability for performance of Lessor's obligations hereunder shall fall upon such assignee, and that the limited partners of such assignee shall have no personal liability for the performance or observance of this Lease. Following any assignment by Lessor, the term "Lessor", as used herein, shall include and/or refer to Lessor's assignee, and the Equipment covered by such assignment shall be deemed to be used by Lessee under a lease agreement between Lessee and such assignee, the terms and conditions of which shall be the terms and conditions of this Lease; provided, however, that any such lease agreement shall cover only the Equipment so assigned. Subject to the foregoing, this Lease inures to the benefit of, and is binding upon, the heirs, legatees, representatives, successors and assigns of Lessee and Lessor.

      12. POSSESSION. Lessor covenants that, to the best of its knowledge, it is the lawful owner of the Equipment and that, conditioned upon Lessee's performance of each of its material obligations under this Lease, Lessee's use of the Equipment shall not be interrupted by Lessor, except as provided in Paragraph 15.

      13. USE AND INDEMNITY. Lessee shall use the Equipment in Lessee's business. Lessee agrees not to allow the Equipment to be used by other than its employees, consultants and agents. Lessee acknowledges that the Equipment is leased for commercial purposes and not for personal use. Lessee agrees to indemnify and hold Lessor, and Lessor's agents, servants, successors and assigns, harmless against any and all claims, actions, liabilities and expenses of any nature, including court costs and attorney fees, arising in connection with the manufacture, purchase, delivery, installation, operation, use, ownership, maintenance, storage, relocation, and return of the Equipment, except to the extent any such claims, actions, liabilities and expenses result from the gross negligence or willful misconduct of Lessor. The foregoing indemnity shall continue in full force and effect notwithstanding the termination of this Lease, whether by expiration of time, operation of law or otherwise.


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      14.   LOCATION. Lessee shall keep the Equipment within the continental
United States and at its place of business as specified above or on the Schedules. Lessee shall not permit any Equipment to be moved to a new location without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

      15. RIGHT OF INSPECTION. Lessor and its agents shall have the right, upon reasonable notice at any time during normal business hours, to inspect and photograph the Equipment, to review all maintenance records related to the equipment and, during the last sixty (60) days of the rental term of each respective Schedule, to demonstrate the Equipment specified thereon to prospective purchasers; provided, however, Lessor shall give five (5) business days notice to Lessee of any such demonstration.

      16. MAINTENANCE. Lessee shall exercise due and proper care in the use, repair and servicing of the Equipment. Lessee shall, at its own expense, make all repairs and replacements required to maintain the Equipment in good working condition in accordance with manufacturers' specifications and Lessor's, requirements, and shall pay all other operating expenses relating to the Equipment. Lessee shall have the right, upon ten (10) days prior written notice to Lessor, to make any alterations, additions or improvements which do not render the Equipment in such a condition that it cannot, prior to the expiration or other termination of this Lease, be restored to its original condition, reasonable wear and tear alone excepted; provided that no such alteration, addition or improvement shall be made by Lessee if as a result thereof any warranties made by the supplier of the Equipment would be canceled or terminated. If Lessee does not exercise its option to purchase the Equipment, as specified in Paragraph 17, or if Lessee should become in default of any of its material obligations hereunder, Lessee shall restore the Equipment to its original condition, reasonable wear and tear alone excepted, prior to the expiration or other termination of each respective Schedule. All replacement parts and additions incorporated to the Equipment shall become the property of Lessor; provided, however, that Lessor shall transfer to Lessee title to any alterations, additions and improvements which were made by Lessee at its own expense to (i) each item of Equipment which Lessee has restored to its original condition as specified in this Paragraph 16, and (ii) each item of Equipment purchased by Lessee pursuant to the provisions of Paragraph 17. Lessee agrees to maintain and provide upon request of Lessor all internal maintenance reports relating to the Equipment.


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      17.   PURCHASE OPTION. Upon written notice to Lessor not less than 60 days prior to the expiration of this Lease, if Lessee has fulfilled all of its obligations hereunder, Lessee shall have the right to purchase all, but not less than all, of the Equipment, for Fair Market Value (as defined below) as such term is adopted and recognized by the American Society of Appraisers (plus applicable taxes). Should Lessor and Lessee fail to agree upon the fair market value purchase price of the Equipment, said price shall be determined by an independent appraiser, and the cost shall be borne equally by both Lessor and Lessee. Notwithstanding the date on which Lessee exercises this option, Lessee shall acquire no rights of title to any Equipment, nor shall any Equipment be transferred to Lessee, until the expiration of the rental term for the Schedule on which such Equipment is specified. Lessee shall remain liable for all rental payments and other obligations until the expiration of the Lease Term. Any Equipment sold by Lessor shall be sold "as is", "where is", and with no warranties, express or implied, including without limitation implied warranties of merchantability and fitness for any particular purpose. "Fair Market Value" is defined as the estimated amount at which the property might be expected to exchange between a willing buyer and a willing seller, neither being under compulsion, each having reasonable knowledge of all relevant facts, and with equity to both.

      18. RETURN OF EQUIPMENT. Upon 90 days written notice to Lessor, in the event Lessee has not exercised its Purchase option as specified in Paragraph 17, after such notification and upon the expiration or termination of this Lease, Lessee shall, at Lessee's sole expense, properly pack and return the Equipment, insured, unencumbered and in the same condition as when received by Lessee, reasonable wear and tear alone excepted, by such carriers as Lessor shall approve and to such place as designated by Lessor, provided that such place is located within the state of California. Should Lessee fail to return the Equipment as directed above, all obligations of Lessee under this Lease, including rental payments, shall remain in full force and effect during the holdover period.

      19.   FINANCIAL STATEMENTS.

            a. Lessee shall provide to Lessor the financial statements specified in this subparagraph 19 (a), prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"); provided, however, that after the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" shall be deemed to refer only to those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly.


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                  (i)   As soon as is practicable (and in any event within
thirty (30) days after the end of each month), a reasonably detailed balance sheet as of the end of such month and the related statements of income or loss, cash flow and capital structure of the Lessee during such month (including the commencement of any material litigation by or against Lessee), certified by Lessee's Chief Executive officer or Chief Financial officer fairly to present the data reflected therein.

                  (ii)  As soon as practicable (and in any event within ninety
(90) days after the end of each fiscal year, audited balance sheets as of the end of such year (consolidated if applicable), and related statements of income or loss, retained earnings or deficit, cash flows and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants of recognized national standing selected by Lessee.

            b. Lessee shall promptly furnish to Lessor any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing financial obligations (the "Additional information").

            c. Lessor agrees to preserve the confidentiality of all information provided to it hereunder by Lessee regarding the Lessee and its business which Lessee designates in writing as confidential and which is otherwise not generally known.

      20. TAX INDEMNIFICATION. Lessee acknowledges that this Lease has been entered into on the basis that Lessor or Lessor's designee intends to claim such depreciation, interest deductions and other tax benefits as are provided to an owner of Equipment under the Internal Revenue Code of 1986, as amended (the "Code") (the "Tax Benefits"). If Lessor or Lessor's designee shall not have the right to claim or there shall be disallowed or recaptured with respect to Lessor or Lessor's designee, all or any portion of the Tax Benefits as a result of an act or failure to act by Lessee in contravention with any of the terms and conditions of the Lease, Lessee shall promptly pay to Lessor or Lessor's designee, an amount which, on an after-tax basis, will compensate Lessor or Lessor's designee for the value of the lost Tax Benefits. The Tax Benefits shall be deemed to have been disallowed or recaptured upon the earliest of (i) the adjustment by a taxing authority of the tax return of Lessor to reflect such loss; or (ii) the payment by Lessor to the Internal Revenue Service or state taxing authority of the tax increase resulting from such lost Tax Benefits. Lessor or Lessor's designee shall be deemed not to have the right to claim the Tax Benefits if, in


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

the opinion of Lessor's independent tax counsel, reasonably acceptable to Lessee, there is no reasonable basis for claiming the Tax Benefits. Notwithstanding the foregoing, or any other provision herein to the contrary, Lessee makes no representation or warranty that the Lessor (or its designees or assignees) shall be entitled to the Tax Benefits.

      21. NO REPRESENTATION, Lessor assumes no liability as to the treatment by Lessee of this Lease, the Equipment or the rental payments for financial statement or tax purposes.

      22. RISK OF LOSS, Lessee assumes the entire risk of loss, theft and damage of the Equipment from any cause whatsoever (except as such may be caused by the gross negligence or willful misconduct of Lessor), and no such event shall relieve Lessee of any obligation under this Lease. Lessee shall notify Lessor in writing within ten (10) days after any such event. Lessee agrees that Lessor shall have the following remedies upon each occurrence of the following events:

            a. In the case of damage of any kind whatsoever to any item of Equipment (unless such item is damaged beyond repair), Lessee shall, at Lessee's sole expense and with Lessor's reasonable consent, (i) restore such Equipment to its original condition, reasonable wear and tear alone excepted, or (ii) replace it with like equipment of the same or later model in good condition. Upon Lessee's replacement of any Equipment as specified in this subparagraph 22(a)(ii), Lessor shall transfer title to such replaced Equipment to Lessee.

            b. Subject to the foregoing, if any item of Equipment is determined by Lessor to be damaged beyond repair, or if Lessor has reasonable cause to believe that any item of Equipment is stolen or lost and such item is not returned to its proper location within thirty (30) days after notice thereof to Lessee, Lessee shall, with Lessor's reasonable consent, immediately pay to
Lessor: (i) the amount required to replace such item with like equipment of the same or later model in good condition, in which case Lessor shall replace such item, and rental payments shall continue throughout the Lease Term without any interruption, or (ii) the aggregate unpaid rent due for the balance of the rental term for the items of Equipment involved, discounted to present value at the then current Treasury Bill rate, not to exceed eight percent (8%) per annum; the then estimated fair market value of the items of Equipment involved, calculated as of the expiration of the Lease Term (the "Residual Value"), discounted to present value at the then current Treasury Bill rate, not to exceed eight percent (8%) per annum; any tax payments or indemnification for which Lessee is liable under Paragraphs 10 and 20; and any other amounts for which Lessee is liable under this Lease; provided, however, the option specified in subparagraph 22(b)(i) shall not be available in the event of


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Lessee's default. Upon payment under subparagraph 22(b)(ii), this Lease shall terminate with respect to the items paid for, and Lessee shall become entitled to such items "as is" and "where is" without any warranty, express or implied.

            c. Any proceeds paid to Lessor from the Personal Property Insurance specified in subparagraph 23(a)(i) shall be applied to Lessee's obligations under this Paragraph 22.

      23.   INSURANCE.

            a. Lessee shall, at its own expense, maintain the following types of insurance, with companies acceptable to Lessor, until such time as Lessee has returned the Equipment as specified in Paragraph 18:

                  (i) Personal Property Insurance on all property owned by Lessee (including but not limited to all of the Equipment), in an agreed amount based upon the following:

                        (A) Standard All Risk Property Insurance, including boiler and machinery insurance, and flood insurance if any Equipment is located in an identified "flood hazard area," in which flood insurance has been made available pursuant to the National Flood Insurance Act of 1968;

                        (B) The amount of such insurance shall be not less than the greater of the fair market value or the full undepreciated replacement value of the Equipment. The Amount of such insurance allocable to loss or damage or personal property shall not have a deductible in excess of one thousand dollars ($1,000.00) per occurrence.

                        (C) Such insurance shall contain an endorsement in which Lessor is named as Loss Payee with respect to the Equipment, and shall set aside the amount stated in subparagraph 23(a)(i)(B) for the sole benefit of, and payable directly to Lessor.

                  (ii) Business interruption insurance in an amount at all times equal to the total rental payments to become due during the six months following the date of calculation. In the event of any interruption of Lessee's business, the amount payable to Lessor shall be equal to the actual loss of rental payments suffered by Lessor as the result of such interruption, and shall be payable to Lessor within thirty (30) days from the date of loss, and on a month-to-month basis thereafter, until Lessee's business is returned to a fully operational state, plus ninety (90) days.

                  (iii) commercial General Liability Insurance covering bodily injury (including death) and property damage,


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naming Lessor, its directors, officers, agents and employees as an Additional
Insureds on all policies, and providing total limits in amounts as are at the time carried by entities engaged in the same or similar business and which are similarly situated, but in no event less than one million dollars ($1,000,000.00) for combined single limit occurrence. All such policies shall cover any injury (including injuries to Lessee's employees, agents and contractors) or damage occasioned by, or occurring upon, Lessee's premises, products, operations and, at Lessor's option, explosion, collapse and underground hazards. All such policies shall contain contractual liability coverage including all liability assumed under this agreement, and a cross liability clause providing that such insurance shall, except with respect to the limits of liability, apply separately to each insured.

            b. All insurance specified in this Paragraph 23 shall be primary over, and in no event shall, any insurance carried by Lessor be called upon to contribute to any loss relating to or arising out of this Lease. All insurance shall be in effect, and shall be evidenced by policies and/or endorsements delivered to Lessor no later than twenty (20) days after the date upon which Lessee executes this Lease. Notwithstanding anything to the contrary contained in this Lease, Lessor shall have no obligation to purchase any Equipment until all policies are in place. All such policies shall provide for at least thirty
(30) days, prior written notice to Lessor in the event of any cancellation, non-renewal or material change in coverage, and Lessor shall receive a copy of any and all endorsements or other documentation relating to such policies.

            c. Should Lessee, at any time during the Lease Term, be without sufficient insurance, as determined by Lessor in accordance with the provisions of this Paragraph 23, Lessee appoints Lessor as its agent to obtain such coverage, and promises to pay to Lessor the entire cost of such coverage.

      24. Time is of the essence of this Lease and each of its provisions. Lessee shall be in default immediately upon the occurrence of any of the following events:

            a. Nonpayment, by the due date specified herein, of any rental or other payment required of Lessee under the terms of this Lease, and such nonpayment shall continue for a period of five (5) business days;

            b. Material noncompliance with any or all of the provisions of Paragraph 23, and such noncompliance shall continue for a period of ten (10) days after notice thereof is given to Lessee;

            c. If Lessor shall determine that Lessee has made a misstatement or false statement of, or omitted to state, a material fact in connection with the execution, performance or nonperformance of this Lease or any Schedule, or if any representation or warranty of Lessee in this Lease or the Acceptance Certificate for any item of Equipment is materially inaccurate or false;

               d. If Lessee, without Lessor's prior written consent shall have attempted to remove, part possession with, sell, transfer, encumber, assign or sublet the Equipment or Lessee's interest under this Lease; or if Lessee shall have attempted to convert any interest of Lessor arising under this Lease or any purchase order, or resulting from the purchase of Equipment;

               e. If any of Lessee's credit or financial information submitted to Lessor prior or subsequent to execution of this Lease (including but not limited to due diligence materials, Financial Statements and Additional Information) contains any misstatement or false statement of a material fact, or fails to state therein any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading;

               f. If in the determination of Lessor the present fair salable value of Lessee's assets is less than the amount that will be required to pay the probable liability on Lessee's existing debts as they become absolute and matured;

               g. If any single judgement for payment of money damages in excess of one hundred thousand dollars (100,000.00), or aggregate judgments for payment of money damages in excess of one hundred thousand (100,000.00), shall be rendered against Lessee and shall remain undischarged for a period of sixty (60) days, during which period execution shall not effectively stayed;

               h. If any substantial part of Lessee's property shall remain subjected to any levy, seizure, involuntary assignment, attachment application or sale for or by any creditor or governmental agency;

               i. If any single indebtedness of Lessee exceeding the sum of one hundred thousand dollars (100,000.00), or aggregate indebtedness exceeding the sum of one hundred thousand dollars (100,000.00), under any other lease or contract for the borrowing of money or on account of the deferred purchase price of property shall be accelerated, or subject to acceleration upon the giving of notice, passage of time or both as a result of a default by Lessee, or the obligee with respect to such indebtedness shall exercise any other remedy it may have as a result of such default;

               j. If an order, judgement or decree shall be entered by any court having jurisdiction for (i) relief in respect of Lessee in an involuntary case under any applicable bankruptcy, insolvency or other similar law (as now or hereafter in effect), (ii) appointing of receiver, liquidation, assignee, trustee, custodian, sequestrator (or similar official) for Lessee or for any substantial part of its property, or sequestering any substantial part of the property of Lessee, or (iii) liquidating of Lessee's affairs, and any such order, judgement or decree shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof; or if Lessee shall seek relief of any kind under any such law or consent to any of the foregoing; or

               k. Nonperformance of any of Lessee's material obligations other than those described in this Paragraph 24, and such nonperformance shall continue for a period of ten (10) days after notice thereof is given to Lessee.

        25. REMEDIES, in the event of any default by Lessee, or upon termination prior to the expiration of this Lease, Lessor or its agent shall have the right, without demand or prior notice, in Lessor's sole discretion, to exercise any one or more of the following remedies in addition to any other remedies available to Lessor under applicable law:

               a. To declare the entire amount of rent hereunder during the remainder of the Lease Term immediately due and payable;

               b. To enforce Lessee's performance or recover damages for Lessee's default as specified in Paragraph 26;

               c. To take possession of any or all items of Equipment during normal business hours and, in Lessor's sole discretion, with or without any court order or other process of law. This Lease shall terminate if all defaults on the part of Lessee are not cured within five (5) days after such taking of possession; however, such taking of possession and termination of this Lease shall not relieve Lessee of its obligations to pay rent and other amounts due hereunder. Lessee waives any and all damages occasioned by such taking of possession other than damages caused by the gross negligence or willful misconduct of the Lessor.

               d. To pursue any and all remedies available at law by reason of Lessee's default.

        26. DAMAGES, Lessor's damages, in the event of default by Lessee, shall include without limitation: (i) the unpaid balance of rent and all other amounts due and to become due hereunder, discounted to present value at the then current Treasury Bill rate, not to exceed eight percent (8%) per annum, (ii) the Residual value (as defined in Paragraph 22), discounted to present value at the then current Treasury Bill rate, not to exceed eight percent (8%) per annum, (iii) indemnification for any Loss of Tax Benefits under Paragraph 20, (iv) costs of repossession and repairs and lease or sale to a third party, plus (v) all other expenses including court cost and attorney fees. Lessor's obligation to mitigate said damages shall be limited as follows:

               a. Lessor shall make best efforts to mitigate its damages by re-leasing the Equipment to a third party, and any rentals received in consideration for such third Party's use of said Equipment during any period of the Lease Term shall by applied only to that portion of Lessor's damages resulting from loss of rentals that Lessor would have received from Lessee during the same period had Lessee not become in default. Amounts received from such third party shall be applied in mitigation of Lessor's damages only to the extent such amounts are payable in connection with such third party's periodic rental obligations as specified in the preceding sentence; in no event shall any other amount received from such third party, including without limitation as a security deposit or as an advance on periodic rental obligations, be applied in mitigation of Lessor s damages hereunder.

               b. Lessor shall have no obligation to sell any of the Equipment; however, any amounts received from a sale to a third party shall be applied to Lessor's damages as specified in this paragraph 26.

        27. CHOICE OF LAW, This Lease shall be deemed to have been made and accepted in the County of San Francisco, in the State of California, where the Lessor's principal place of business is located. This Lease and all transactions hereunder, and all rights and liabilities of the parties hereto, shall be determined and governed as to validity, interpretation, enforcement and effect by the laws of the State of California. The Lessee hereby consents, in all actions and proceedings arising directly or indirectly from this Lease, to the exclusive jurisdiction of the Federal District Court for the Northern District of California or any state court located within San Francisco County in the State of California,

        28. MISCELLANEOUS.

               a. If more than one Lessee is named in or added to this Lease, the liability of each shall be joint and several.

               b. The rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by Lessor, or for any other reason other than a breach of Lessor's material obligation's hereunder or Lessor's gross negligence or willful misconduct.

               c. All notices related hereto shall be mailed to Lessor or Lessee at its respective address as specified on page one of this Lease, or at such other address as either party may designate upon ten days written notice to the other party.

               d. Paragraph titles are solely for convenience and are not an aid in the interpretation of this Lease.

               e. A representative of Lessor shall have the right to meet with Lessee's chief Executive Officer and Chief Financial Officer once per quarter throughout the lease term, to discuss the operating performance and financial condition of the Company.

        29. RIGHT OF FIRST OFFER, During the lease term, Lessee shall provide Lessor with all requests for additional equipment lease financing prior to the time that such requests are provided to other financing sources. Should Lessor and Lessee fail to agree on the terms and conditions of such financing within ten (10) business days, then Lessee may accept a funding source other than Lessor.

        30. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee shall fail duly and promptly to perform any of its obligations under this Lease, Lessor may, at its option and at any time, perform the same without waiving any default on the part of Lessee, or any of Lessor's rights. Lessee shall reimburse Lessor, within ten (10) days after notice thereof is given to Lessee, for all expenses and liabilities incurred by Lessor in the performance of Lessee's obligations.

        31. NONWAIVER. Lessor's failure at any time to require strict performance by Lessee shall not constitute waiver of, or diminish, Lessor's right to demand strict compliance with any provision of this Lease. Waiver by Lessor of any default shall not constitute waiver of any other default. Lessor's rights are cumulative and not alternative.

         32. SURVIVAL OF OBLIGATIONS. So long as Lessee shall owe any amounts payable under this Lease or shall retain possession or control of any Equipment, title to which shall not have passed to Lessee or its successor or assignee through the purchase of the Equipment pursuant to Paragraph 17 of the Lease, upon the expiration or termination of this Lease, all agreements, covenants, representations and warranties of Lessee contained in this Lease or in the Schedules or other documents delivered pursuant hereto or in connection herewith shall survive such expiration or termination of this Lease.

        33. SEVERABILITY. If any provision or remedy herein provided is determined invalid under applicable law, such provision shall be inapplicable and deemed omitted; but the remaining provisions, including remaining default remedies, shall be given effect in accordance with their manifest intent.

        34. WARRANTS. As an inducement to Lessor to enter into the Lease, Lessee grants to Lessor the right to purchase, at a price per share of one dollar ($1.00), 60,000 shares of Lessee's Series B Preferred Stock, pursuant to a definitive Warrant dated as if August 9, 1991.

        35. Release of Lessor's Obligation to Lease Equipment. For so long as there is (i) an event of default hereunder, pursuant to Paragraph 24; or Lessor, in the reasonable exercise of its judgment and in good faith, shall have determined that Lessee will be unable to perform its obligations under this Lease, and Lessee shall have failed to provide adequate assurance that Lessee will be able to perform its obligations under this Lease; then Lessor, at its option and upon prior written notice to Lessee, shall be relieved of its obligation to fund Equipment hereunder.

        36. ENTIRE AGREEMENT. This instrument constitutes the entire agreement between the parties and may not be modified except in writing executed by Lessor and Lessee. No supplier or agent of Lessor is authorized to bind Lessor or to waiver or modify any term of this Lease.

        The undersigned representative of Lessee affirms that he or she has read and understood this Lease and is duly authorized to execute this Lease on behalf of Lessee and that, if Lessee is a corporation, this Lease is entered into with consent of Lessee's Board of Directors and stockholders if so required.

        In witness whereof, the parties hereto execute this noncancellable Lease as of the effective date.

LESSEE:                                   LESSOR:

RIBOGENE,  INC.                           DOMINION VENTURES, INC.


By:                                       By:
  -------------------------------            -------------------------------

                             FIRST AMENDMENT TO THE

                   FIRST AMENDED AND RESTATED RIGHTS AGREEMENT

        This First Amendment (the "Amendment") is made as of August 9, 1991 to the First Amended and Restated Rights Agreement dated as of June 5, 1991 (the "Agreement"), by and among RiboGene, Inc. (the "Company"), certain holders of Preferred Stock of the Company (the "Preferred Holders"), and Dominion Ventures, Inc. (the "New Purchaser").

        WHEREAS, in order to induce the New Purchaser to execute and deliver a Master Lease Agreement of even date herewith providing for an equipment leaseline to the Company in the amount of $500,000 (the "Lease Agreement"), the Company intends to issue to the New Purchaser a warrant to purchase 60,000 shares of the Company's Series B Preferred Stock pursuant to a Warrant Purchase Agreement of even date herewith; and

        WHEREAS, the parties intend that the Warrant Shares and the shares issuable upon conversion of the Warrant Shares have "piggyback" and Form S-3 registration rights comparable to those held by the Preferred Holders;

        NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Definitions. Unless specifically designated otherwise, capitalized terms herein shall have the same meanings given them in the Agreement.

        2. Registrable Securities. Section 3.1(b) of the Agreement is hereby amended to read in its entirety as follows:

               "(b) The term "Registrable Securities" means:

                      (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares,

                      (ii) the shares of Common Stock issuable or issued upon conversion of the Dividend Shares,

                      (iii) the shares of Common Stock issuable or issued upon conversion of the Warrant Shares,

                      (iv) the shares of Common Stock issuable or issued upon conversion of the Series B Shares,

                      (v) the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock issuable or issued upon exercise of the warrant dated August 9, 1991 issued to Dominion Ventures, Inc. (the shares of Common Stock referred to in clauses (i), (ii), (iii) and (iv) hereof are collectively referred to hereafter as the "Stock") and

                      (vi) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Restated Rights Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

        Notwithstanding the foregoing, or any other provision herein to the contrary, the parties acknowledge and agree that the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock issuable or issued upon exercise of the warrant dated August 9, 1991 issued to Dominion Ventures, Inc. shall be entitled only to "piggyback" and Form S-3 registration rights hereunder. Consequently, all such shares of Common Stock shall neither be deemed "Registrable Securities" nor "Stock", and the holders of all shares of such Preferred Stock or Common Stock or such warrant shall not be deemed Holders (as that term is defined below) for purposes of Sections 3.2 (Requested Registration), 3.6 (Expenses of Demand Registration), 3.14 (Limitations on Subsequent Registration Rights) and 4 (Additional Rights)."

        3. Assignment of Registration Rights. Section 3.13 of the Agreement is hereby amended to read in its entirety as follows:

               "3.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by a Holder to a transferee or assignee of at least 150,000 shares of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The foregoing 150,000 share limitation shall not apply however, to transfers by a Holder to shareholders, partners (including limited partners) or retired partners of the Holder (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this section 3."

        4. Conditions to Obligations of the Company. The obligations of the Company to grant the New Purchaser registration rights are conditioned upon the execution of the Lease Agreement and Warrant Purchase Agreement by the parties thereto.

        5. Effect of Amendment. Except as amended as set forth above the Agreement shall continue in full force and effect.

        6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        The foregoing Amendment is hereby executed as of the date first above written.

"COMPANY"                          RiboGene, Inc.,

                                   By: [SIG]
                                     ----------------------------------

                                   Title:  President and CEO
                                        -------------------------------

"NEW PURCHASER"                    Dominion Ventures, Inc.

                                   By: [SIG]
                                     ----------------------------------

                                   Title:    President
                                        -------------------------------


"PREFERRED HOLDERS"                ------------------------------------
                                      (Print name of Preferred
                                       Shareholder)

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

      The foregoing Amendment is hereby executed as of the date first above written.

"COMPANY"                          RiboGene, Inc.,

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

"NEW PURCHASER"                    Dominion Ventures, Inc.

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

                                    SIERRA VENTURES III
"PREFERRED HOLDERS"                ------------------------------------
                                      (Print name of Preferred
                                       Shareholder)
                                   By WTD Associates, ITS GENERAL PARTNERS

                                   By:[SIG]
                                     ----------------------------------

                                   Title:GENERAL PARTNER
                                        -------------------------------

      The foregoing Amendment is hereby executed as of the date first above written.

"COMPANY"                          RiboGene, Inc.,

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

"NEW PURCHASER"                    Dominion Ventures, Inc.

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

                                   KLEINER PERKINS CAUFIELD & BYERS
                                   by BROOK H. BYERS
"PREFERRED HOLDERS"                ------------------------------------
                                      (Print name of Preferred
                                       Shareholder)

                                   By:[SIG]
                                     ----------------------------------

                                   Title:GENERAL PARTNER
                                        -------------------------------

                             FIRST AMENDMENT TO THE

                   FIRST AMENDED AND RESTATED RIGHTS AGREEMENT

        This First Amendment (the "Amendment") is made as of August 9, 1991 to the First Amended and Restated Rights Agreement dated as of June 5, 1991 (the "Agreement"), by and among RiboGene, Inc. (the "Company"), certain holders of Preferred Stock of the Company (the "Preferred Holders"), and Dominion Ventures, Inc. (the "New Purchaser").

        WHEREAS, in order to induce the New Purchaser to execute and deliver a Master Lease Agreement of even date herewith providing for an equipment leaseline to the Company in the amount of $500,000 (the "Lease Agreement"), the Company intends to issue to the New Purchaser a warrant to purchase 60,000 shares of the Company's Series B Preferred Stock pursuant to a Warrant Purchase Agreement of even date herewith; and

        WHEREAS, the parties intend that the Warrant Shares and the shares issuable upon conversion of the Warrant Shares have "piggyback" and Form S-3 registration rights comparable to those held by the Preferred Holders;

        NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

        1. Definitions. Unless specifically designated otherwise, capitalized terms herein shall have the same meanings given them in the Agreement.

        2. Registrable Securities. Section 3.1(b) of the Agreement is hereby amended to read in its entirety as follows:

               "(b) The term "Registrable Securities" means:

                      (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares,

                      (ii) the shares of Common Stock issuable or issued upon conversion of the Dividend Shares,

                      (iii) the shares of Common Stock issuable or issued upon conversion of the Warrant Shares,

                      (iv) the shares of Common Stock issuable or issued upon conversion of the Series B Shares,

                      (v) the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock issuable or issued upon exercise of the warrant dated August 9, 1991 issued to Dominion Ventures, Inc. (the shares of Common Stock referred to in clauses (i), (ii), (iii) and (iv) hereof are collectively referred to hereafter as the "Stock") and

                      (vi) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Restated Rights Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a Public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

        Notwithstanding the foregoing, or any other provision herein to the contrary, the parties acknowledge and agree that the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock issuable or issued upon exercise of the warrant dated August 9, 1991 issued to Dominion Ventures, Inc. shall be entitled only to "piggyback" and Form S-3 registration rights hereunder. Consequently, all such shares of Common Stock shall neither be deemed "Registrable Securities" nor "Stock", and the holders of all shares of such Preferred Stock or Common Stock or such warrant shall not be deemed Holders (as that term is defined below) for purposes of Sections 3.2 (Requested Registration) 3.6 (Expenses of Demand Registration), 3.14 (Limitations on Subsequent Registration Rights) and 4 (Additional Rights)."

        3. Assignment of Registration Rights. Section 3.13 of the Agreement is hereby amended to read in its entirety as follows:

               "3.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable securities pursuant to this section 3 may be assigned by a Holder to a transferee or assignee of at least 150,000 shares of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration. rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The foregoing 150,000 share limitation shall not apply however, to transfers by a Holder to shareholders, partners (including limited partners) or retired partners of the Holder (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this section 3."

        4. Conditions to obligations of the Company. The obligations of the Company to grant the New Purchaser registration rights are conditioned upon the execution of the Lease Agreement and Warrant Purchase Agreement by the parties thereto.

        5. Effect of Amendment. Except as amended as set forth above the Agreement shall continue in full force and effect.

        6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        The foregoing Amendment is hereby executed as of the date first above written.

"COMPANY"                          RiboGene, Inc.,

                                   By: [SIG]
                                     ----------------------------------

                                   Title:  President and CEO
                                        -------------------------------

"NEW PURCHASER"                    Dominion Ventures, Inc.

                                   By: [SIG]
                                     ----------------------------------

                                   Title:    President
                                        -------------------------------


"PREFERRED HOLDERS"                ------------------------------------
                                      (Print name of Preferred
                                       Shareholder)

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

      The foregoing Amendment is hereby executed as of the date first above written.

"COMPANY"                          RiboGene, Inc.,

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

"NEW PURCHASER"                    Dominion Ventures, Inc.

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

                                    SIERRA VENTURES III
"PREFERRED HOLDERS"                ------------------------------------
                                      (Print name of Preferred
                                       Shareholder)
                                   By WTD Associates, ITS GENERAL PARTNERS

                                   By:[SIG]
                                     ----------------------------------

                                   Title:GENERAL PARTNER
                                        -------------------------------

      The foregoing Amendment is hereby executed as of the date first above written.

"COMPANY"                          RiboGene, Inc.,

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

"NEW PURCHASER"                    Dominion Ventures, Inc.

                                   By:
                                     ----------------------------------

                                   Title:
                                        -------------------------------

                                   KLEINER PERKINS CAUFIELD & BYERS
                                   by BROOK H. BYERS
"PREFERRED HOLDERS"                ------------------------------------
                                      (Print name of Preferred
                                       Shareholder)

                                   By:[SIG]
                                     ----------------------------------

                                   Title:GENERAL PARTNER
                                        -------------------------------


                                       -4-